Reserve Petroleum Company 10-Q
Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of The Reserve Petroleum Company (the “Company”) on Form 10-Q for the quarter ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Cameron R. McLain and James L. Tyler, Principal Executive Officer and Principal Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company for the quarter ended March 31, 2013.

May 15, 2013	/s/ Cameron R. McLain
Cameron R. McLain, President
(Principal Executive Officer)

/s/ James L. Tyler
James L. Tyler, 2nd Vice President
(Principal Financial Officer)